EXHIBIT (n)(1)(b)

Schedule A

Schedule of Share Classes and Annual 12b-1 Distribution and Service Fees

(as a % of average daily net assets)

Dated September 11, 2015

	A	B	C	I	Investor	Inst’l*	Advisers	R(1)	R6
Eaton Vance Growth Trust
Eaton Vance Atlanta Capital Focused Growth Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Atlanta Capital Select Equity Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Atlanta Capital SMID-Cap Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	0.75	None
Eaton Vance Focused Growth Opportunities Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Focused Value Opportunities Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Global Natural Resources Fund	0.25	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Greater China Growth Fund	0.30	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Hexavest Emerging Markets Equity Fund	0.25	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Hexavest Global Equity Fund	0.25	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Hexavest International Equity Fund	0.25	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Hexavest U.S. Equity Fund	0.25	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Richard Bernstein All Asset Strategy Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Richard Bernstein Equity Strategy Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Richard Bernstein Market Opportunities Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Worldwide Health Sciences Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	0.75	N/A

Eaton Vance Investment Trust (2)
Eaton Vance Floating-Rate Municipal Income Fund	0.25	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Massachusetts Limited Maturity Municipal Income Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance National Limited Maturity Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance New York Limited Maturity Municipal Income Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A

Eaton Vance Municipals Trust (3)
Eaton Vance Arizona Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance California Municipal Opportunities Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Connecticut Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Georgia Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Maryland Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Massachusetts Municipal Income Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Minnesota Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Missouri Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Municipal Opportunities Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance National Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance New Jersey Municipal Income Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance New York Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance North Carolina Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Ohio Municipal Income Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Oregon Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Pennsylvania Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance South Carolina Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Virginia Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A

Eaton Vance Municipals Trust II (3)
Eaton Vance High Yield Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance TABS Intermediate-Term Municipal Bond Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance TABS Short-Term Municipal Bond Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A

A-1

exhibitn1b_ex-99zn1b.doc

	A	B	C	I	Investor	Inst’l*	Advisers	R(1)	R6
Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Atlanta Capital Horizon Growth Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Core Plus Bond Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Currency Income Advantage Fund	0.30	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Diversified Currency Income Fund	0.30	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Emerging Markets Local Income Fund	0.30	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Floating-Rate Advantage Fund	0.25	0.60	0.75	None	N/A	N/A	0.25	N/A	N/A
Eaton Vance Floating-Rate Fund	0.25	1.00	1.00	None	N/A	N/A	0.25	N/A	N/A
Eaton Vance Floating-Rate & High Income Fund	0.25	1.00	1.00	None	N/A	N/A	0.25	N/A	N/A
Eaton Vance Global Dividend Income Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	0.75	N/A
Eaton Vance Global Macro Absolute Return Advantage Fund	0.30	N/A	1.00	None	N/A	N/A	N/A	0.75	N/A
Eaton Vance Global Macro Absolute Return Fund	0.30	N/A	1.00	None	N/A	N/A	N/A	0.75	N/A
Eaton Vance Global Macro Capital Opportunities Fund	0.30	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Government Obligations Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	0.75	N/A
Eaton Vance High Income Opportunities Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Multi-Strategy Absolute Return Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Multi-Strategy All Market Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Short Duration Government Income Fund	0.25	1.00	0.85	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Short Duration High Income Fund	0.25	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Short Duration Strategic Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	0.75	N/A
Eaton Vance Stock Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Equity Asset Allocation Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Global Dividend Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Global Small-Cap Fund (formerly Eaton Vance Tax-Managed Small-Cap Value Fund)	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Growth Fund 1.1	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Growth Fund 1.2	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Multi-Cap Growth Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Small-Cap Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Value Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance U.S. Government Money Market Fund (4)	None	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Parametric Commodity Strategy Fund	N/A	N/A	N/A	N/A	0.25	N/A	N/A	N/A	N/A
Parametric Dividend Income Fund	N/A	N/A	N/A	N/A	0.25	N/A	N/A	N/A	N/A
Parametric Emerging Markets Core Fund	N/A	N/A	N/A	N/A	0.25	N/A	N/A	N/A	N/A
Parametric Emerging Markets Fund	N/A	N/A	1.00	N/A	0.25	N/A	N/A	N/A	None
Parametric Global Small-Cap Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Parametric International Equity Fund	N/A	N/A	N/A	N/A	0.25	N/A	N/A	0.75	None
Parametric Tax-Managed International Equity Fund	N/A	N/A	1.00	N/A	0.25	N/A	N/A	N/A	N/A

Eaton Vance Series Fund, Inc.(5)
Eaton Vance Emerging Markets Debt Opportunities Fund (formerly Eaton Vance Institutional Emerging Markets Debt Fund)	0.25	N/A	N/A	None	N/A	N/A	N/A	N/A	None

Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	0.25	1.00	1.00	None	N/A	N/A	N/A	0.75	None
Parametric Tax-Managed Emerging Markets Fund	N/A	N/A	N/A	N/A	N/A	None	N/A	N/A	N/A

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Bond Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	0.75	None
Eaton Vance Bond Fund II	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Commodity Strategy Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Core Bond Fund	0.25	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Dividend Builder Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Global Small-Cap Fund (formerly Eaton Vance Small-Cap Value Fund)	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Greater India Fund	0.30	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Growth Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	0.75	N/A
Eaton Vance Hedged Stock Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Large-Cap Value Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	0.75	None
Eaton Vance Real Estate Fund	0.25	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Short Duration Real Return Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Small-Cap Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	0.75	N/A
Eaton Vance Special Equities Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Parametric Absolute Return Fund	N/A	N/A	N/A	N/A	0.25	None	N/A	N/A	N/A

* Institutional Class Shares

A-2

exhibitn1b_ex-99zn1b.doc

(1)

The distribution plan for Class R shares authorized distribution and service fee payments of up to 0.75% annually.  The Fund’s Board of Trustees has authorized distribution and service fees equal to 0.50% annually.

(2)

The distribution plans for Class A, Class B and Class C shares (as applicable) authorize distribution and service fees of up to 0.25% annually.  The Funds’ Board of Trustees has authorized distribution and service fees of 0.15% annually.

(3)

The distribution plans for Class A, Class B and Class C shares (as applicable) authorize distribution and service fees of up to 0.25% annually.  The Funds’ (except the Eaton Vance California and Municipal Opportunities Funds, the Eaton Vance National and High Yield Municipal Income Funds, the Eaton Vance TABS 1-to-10, 5-to-15 and 10-to-20 Year Laddered Municipal Bond Funds and the Eaton Vance TABS Intermediate-Term and Short-Term Municipal Bond Funds) Board of Trustees has authorized distribution and service fees of 0.20% annually.

(4)

The distribution plans for Class B and Class C shares for Eaton Vance U.S. Government Money Market Fund authorize distribution fee payments of 0.75% and service fees of up to 0.25%.  The Fund’s Board of Trustees has authorized service fees for Class B and Class C equal to 0.15% annually.

(5)

Although a Maryland corporation, Eaton Vance Series Fund, Inc. (the "Corporation") is referred to herein as "Trust" for convenience. References in the Plan to Trustees are deemed to refer to the Directors of the Corporation.

A-3

exhibitn1b_ex-99zn1b.doc